                                                                  Exhibit  10.56
                                                                  EXECUTION COPY

                       GUARANTEE AND COLLATERAL AGREEMENT

                                    made by

                          EDISON MISSION HOLDINGS CO.,
                          EDISON MISSION FINANCE CO.,
                      HOMER CITY PROPERTY HOLDINGS, INC.,
                           CHESTNUT RIDGE ENERGY CO.,
                         MISSION ENERGY WESTSIDE, INC.,
                         EME HOMER CITY GENERATION L.P.
                                      and
                             EDISON MISSION ENERGY

                                  in favor of

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                              as Collateral Agent


                           Dated as of March 18, 1999

                               TABLE OF CONTENTS

                                                                                                            Page
  SECTION 1.  DEFINED TERMS..............................................................................      2
     1.1  Definitions....................................................................................      2
     1.2  Other Definitional Provisions..................................................................      7

          SECTION 2.  GUARANTEE..........................................................................      8
     2.1  Guarantee......................................................................................      8
     2.2  Right of Contribution..........................................................................      9
     2.3  No Subrogation.................................................................................      9
     2.4  Amendments, etc. with respect to the Borrower Obligations......................................      9
     2.5  Guarantee Absolute and Unconditional...........................................................     10
     2.6  Reinstatement..................................................................................     11
     2.7  Payments.......................................................................................     11

  SECTION 3.  GRANT OF SECURITY INTEREST.................................................................     11

  SECTION 4.  REPRESENTATIONS AND WARRANTIES.............................................................     12
     4.1  Title; No Other Liens..........................................................................     12
     4.2  Perfected First Priority Liens.................................................................     12
     4.3  Chief Executive Office.........................................................................     12
     4.4  Inventory and Equipment........................................................................     13
     4.5  Investment Property............................................................................     13
     4.6  Receivables....................................................................................     13
     4.7  Contracts......................................................................................     13

  SECTION 5.  COVENANTS..................................................................................     14
     5.1  Delivery of Instruments, Certificated Securities and Chattel Paper.............................     14
     5.2  Maintenance of Perfected Security Interest; Further Documentation..............................     14
     5.3  Changes in Locations, Name, etc................................................................     15
     5.4  Notices........................................................................................     15
     5.5  Investment Property............................................................................     15

  SECTION 6.  REMEDIAL PROVISIONS........................................................................     16
     6.1  Certain Matters Relating to Receivables........................................................     16
     6.2  Communications with Obligors; Grantors Remain Liable...........................................     17
     6.3  Investment Property............................................................................     17
     6.4  Proceeds to be Turned Over To Collateral Agent.................................................     18
     6.5  Application of Proceeds........................................................................     19
     6.6  Code and Other Remedies........................................................................     19
     6.7  Pledged Stock and Pledged Interests............................................................     20
     6.8  Waiver; Deficiency.............................................................................     20

  SECTION 7.  THE COLLATERAL AGENT.......................................................................     20

                                       i

                                                                                                                Page

     7.1  Collateral Agent's Appointment as Attorney-in-Fact, etc.........................................       20
     7.2  Duty of Collateral Agent........................................................................       22
     7.3  Execution of Financing Statements...............................................................       23
     7.4  Authority of Collateral Agent...................................................................       23

  SECTION 8.  MISCELLANEOUS...............................................................................       23
     8.1  Amendments in Writing...........................................................................       23
     8.2  Notices.........................................................................................       23
     8.3  No Waiver by Course of Conduct; Cumulative Remedies.............................................       23
     8.4  Enforcement Expenses; Indemnification...........................................................       24
     8.5  Successors and Assigns..........................................................................       24
     8.6  Set-Off.........................................................................................       24
     8.7  Counterparts....................................................................................       25
     8.8  Severability....................................................................................       25
     8.9  Section Headings................................................................................       25
     8.10  Integration....................................................................................       25
     8.11  GOVERNING LAW..................................................................................       25
     8.12  Submission To Jurisdiction; Waivers............................................................       26
     8.13  Acknowledgements...............................................................................       26
     8.14  Releases.......................................................................................       27
     8.15  WAIVER OF JURY TRIAL...........................................................................       27



 SCHEDULES
 Schedule 1    Notice Addresses
 Schedule 2    Investment Property
 Schedule 3    Perfection Matters
 Schedule 4    Jurisdictions of Organization and Chief Executive Offices
 Schedule 5    Inventory and Equipment Locations
 Schedule 6    Certain Contracts

                                      ii

          GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 18, 1999, made by (i) EDISON MISSION HOLDINGS CO., a California corporation (the "Borrower"),
                                                                   --------
(ii) EDISON MISSION FINANCE CO., a California corporation ("Edison Mission
                                                            --------------
Finance"), (iii) HOMER CITY PROPERTY HOLDINGS, INC., a California corporation
-------
("Homer City Holdings"), (iv) CHESTNUT RIDGE ENERGY CO., a California
  -------------------
corporation ("Chestnut Ridge"), (v) MISSION ENERGY WESTSIDE, INC., a California
              --------------
corporation ("MEW"), (vi) EME HOMER CITY GENERATION L.P., a Pennsylvania limited
              ---
partnership ("EME Homer City") and (vii) EDISON MISSION ENERGY, a California
              --------------
corporation ("Edison Mission Energy"; and, together with the Borrower, Edison
              ---------------------
Mission Finance, Homer City Holdings, Chestnut Ridge, MEW and EME Homer City, the "Grantors") in favor of UNITED STATES TRUST COMPANY OF NEW YORK, as
     --------
collateral agent for the Secured Parties (as defined below) (in such capacity, the "Collateral Agent").
     ----------------

                                    RECITALS
                                    --------

          A. The Borrower has entered into a Credit Agreement, dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), with certain financial institutions
                        ----------------
(collectively, the "Lenders") and Citicorp USA, Inc., as administrative agent
                    -------
for the Lenders (in such capacity, the "Administrative Agent").
                                        --------------------

          B. Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans (as defined below) to the Borrower upon the terms and subject to the conditions set forth therein.

          C. The Borrower will use the proceeds of the Loans under the Credit Agreement to make valuable transfers to one or more of the other Grantors in connection with the acquisition of the Homer City Electric Generating Station and certain facilities and other assets associated therewith and ancillary thereto (the "Generating Station"), certain capital expenditures related to the
              ------------------
Generating Station and general working capital purposes.

          D. Under Section 8.2.1(e) of the Credit Agreement, the Borrower is permitted to incur certain indebtedness for the purpose of refinancing the Loans and other indebtedness of the Borrower ("Refinancing Indebtedness"); under
                                         ------------------------
Section 8.2.1(d)(i) of the Credit Agreement, the Loan Parties are permitted to incur certain indebtedness in the form of reimbursement obligations relating to letters of credit, surety bonds and performance bonds used by the Loan Parties in the ordinary course of their business ("Ordinary Course Letter of Credit
                                           --------------------------------
Indebtedness"); under  Section 8.2.1(d)(ii) of the Credit Agreement, the
------------
Borrower is permitted to incur certain indebtedness in the form of reimbursement obligations relating to Debt Service Reserve Letters of Credit (as defined below) ("DSR Letter of Credit Indebtedness"); under Section 8.2.1(c) of the
         ---------------------------------
Credit Agreement, the Borrower is permitted to incur certain additional indebtedness ("Additional Indebtedness"); and, under Section 8.2.1(b) of the
               -----------------------
Credit Agreement, the Borrower is permitted to incur certain indebtedness under Interest Rate Hedging Transactions entered into with respect to the Loans ("Swap
                                                                            ----
Indebtedness").
------------

          E. In satisfaction of the requirements of the Lenders and the Persons providing any Refinancing Indebtedness, Ordinary Course Letter of Credit Indebtedness, DSR Letter of Credit Indebtedness, Additional Indebtedness or Swap Indebtedness, the Grantors desire by this Agreement and the other Security Documents (as defined below) to provide a common pool of collateral as security for their obligations under the Credit Agreement and the other Financing Documents (as defined below).

          F. In order to simplify administration of such collateral and to provide for the orderly enforcement of their respective rights, the Administrative Agent, the Lenders and the other Secured Parties (as defined below) have appointed the Collateral Agent to serve as their common representative, to be the beneficiary under any guarantee intended to benefit the Secured Parties, and to hold the liens created, or to be created, under the Financing Documents.

          G. Pursuant to the Collateral Agency and Intercreditor Agreement, dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement"), among the
                   ---------------------------------------------
Borrower, the Administrative Agent, the Collateral Agent and certain other parties, the Collateral Agent has agreed to serve as a common collateral agent for all Secured Parties.

          H. The Borrower is a member of an affiliated group of companies that includes each other Grantor. The Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the Loans and the incurrence of any Refinancing Indebtedness, Ordinary Course Letter of Credit Indebtedness, DSR Letter of Credit Indebtedness, Additional Indebtedness or Swap Indebtedness.

          I. It is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Secured Parties.

          NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

                           SECTION 1.  DEFINED TERMS

          1.1  Definitions.  (a)  Unless otherwise defined herein, terms defined
               -----------
in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Chattel Paper, Documents, Equipment, Instruments and Inventory.

          (b)  The following terms shall have the following meanings:

          "Additional Indebtedness":  as defined in the recitals.
           -----------------------                      --------

          "Administrative Agent":  as defined in the recitals.
           --------------------                      --------

          "Agreement":  this Guarantee and Collateral Agreement, as the same may
           ---------
     be amended, supplemented or otherwise modified from time to time.

          "Borrower":  as defined in the preamble.
           --------                      --------

          "Borrower Obligations": the collective reference to (a) the unpaid
           --------------------
     principal of and interest on the Loans, (b) the unpaid principal of and interest on the Refinancing Indebtedness, if any, (c) the unpaid principal of and interest on the Ordinary Letter of Credit Indebtedness, if any, (d) the unpaid principal of and interest on the DSR Letter of Credit Indebtedness, if any, (e) the unpaid principal of and interest on the Additional Indebtedness, if any, (f) the unpaid amount of the Swap Indebtedness, if any, and (g) all other obligations and liabilities of the Borrower (including interest accruing at the then applicable rate or rates provided in the Financing Documents after the maturity of the Loans, Refinancing Indebtedness, Ordinary Course Letter of Credit Indebtedness, DSR Letter of Credit Indebtedness, Additional Indebtedness and/or Swap Indebtedness, as applicable, and interest accruing at the then applicable rate or rates provided in the Financing Documents after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Financing Document or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, guarantee obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of any Financing Document).

          "Capital Stock":  any and all shares, interests, participations or
           -------------
     other equivalents(however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

          "Certificated Security":  the collective reference to (i) any
           ---------------------
     "certificated security" as defined in Section 8-102 of the New York UCC and
     (ii) all limited liability company certificates, partnership interest certificates and certificated options therefor that may be issued or granted by any Issuer.

          "Chestnut Ridge":  as defined in the preamble.
           --------------                      --------

          "Collateral":  as defined in Section 3.
           ----------                  ---------

          "Collateral Account":  any collateral account established by the
           ------------------
     Collateral Agent as provided in Section 6.1 or 6.4.
                                     -----------    ---

          "Collateral Agency and Intercreditor Agreement":  as defined in the
           ---------------------------------------------
recitals.
--------

          "Collateral Agent":  as defined in the preamble.
           ----------------                      --------

          "Commitments":  as defined in the Credit Agreement.
           -----------

          "Contracts":  the contracts and agreements listed in Schedule 6, as
           ---------                                           ----------
     the same may be amended, supplemented or otherwise modified from time to time, including (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

          "Credit Agreement":  as defined in the preamble.
           ----------------                      --------
          "Debt Service Reserve Letter of Credit":  as defined in the Security
           -------------------------------------
     Deposit Agreement.

          "DSR Letter of Credit Indebtedness":  as defined in the recitals.
           ---------------------------------                      --------

          "Deposit Account":  as defined in the Uniform Commercial Code of any
           ---------------
     applicable jurisdiction and, in any event, including any demand, time, savings, passbook or like account maintained with a depositary institution.

          "Edison Mission Energy":  as defined in the preamble.
           ---------------------                      --------

          "Edison Mission Finance":  as defined in the preamble.
           ----------------------                      --------

          "EME Homer City":  as defined in the preamble.
           --------------                      --------

          "Event of Default":  as defined in the Credit Agreement and any other
           ----------------
     Financing Document.

          "Financing Documents":  the Loan Documents and each indenture, loan
           -------------------
     agreement, underwriting agreement, security purchase agreement or other document entered into in connection with any Senior Debt.

          "General Intangibles":  all "general intangibles" as such term is
           -------------------
     defined in Section 9-106 of the New York UCC and, in any event, including with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including
     (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided, that the foregoing limitation shall not affect, limit,
                --------
     restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture to the extent provided in Section 9-318(4) of the New York UCC.

          "Grantors":  as defined in the preamble.
           --------                      --------

          "Guarantor Obligations":  with respect to any Guarantor, all
           ---------------------
     obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Financing Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Collateral Agent and to the Secured Parties that are required to be paid by such Guarantor pursuant to the terms of any Financing Document).

          "Guarantors":  the collective reference to each Grantor other than the
           ----------
     Borrower and Edison Mission Energy.

          "Homer City Holdings":  as defined in the preamble.
           -------------------                      ---------
          "Intercompany Loan Subordination Agreement":  the Intercompany Loan
           -----------------------------------------
     Subordination Agreement, dated as of March 18, 1999, among the Loan Parties and the Collateral Agent.

          "Intercompany Note":  any promissory note or other evidence of loans
           -----------------
     made by any Grantor to the Borrower or any of its Subsidiaries.

          "Investment Property":  the collective reference to (i) all
           -------------------
     "investment property" as such term is defined in Section 9-115 of the New York UCC and (ii) whether or not constituting "investment property" as so defined, all Pledged Stock, all Pledged Interests and all Pledged Notes.

          "Issuers":  the collective reference to each issuer of any Investment
           -------
     Property.

          "Loans":  as defined in the Credit Agreement.
           -----

          "MEW":  as defined in the preamble.
           ---

          "Mortgage and Security Agreement":  the Open-End Mortgage, Security
           -------------------------------
     Agreement and Assignment of Rents, dated as of March 18, 1999, among the Grantors and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "New York UCC":  the Uniform Commercial Code as from time to time in
           ------------
     effect in the State of New York.

          "Obligations":  (i) in the case of the Borrower, the Borrower
           -----------
     Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

          "Ordinary Course Letter of Credit Indebtedness":  as defined in the
           ---------------------------------------------
     recitals.

          "Person":  any natural person, corporation, partnership, limited
           ------
     liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

          "Pledged Interests":  the partnership interests listed on Schedule 2,
           -----------------                                        ----------
     together with all certificates, options or rights of any nature whatsoever that may be issued or granted to any Grantor in respect of such partnership interests.

          "Pledged Notes":  all promissory notes listed on Schedule 2, all
           -------------                                   ----------
     Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

          "Pledged Stock":  the shares of Capital Stock listed on Schedule 2,
           -------------                                          ----------
     together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

          "Proceeds":  all "proceeds" as such term is defined in Section 9-
           --------
     306(1) of the New York UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

          "Receivable":  any right to payment for goods sold or leased or for
           ----------
     services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any Account).

          "Refinancing Indebtedness":  as defined in the recitals.
           ------------------------                      --------

          "Required Secured Parties":  as defined in the Collateral Agency and
           ------------------------
     Intercreditor Agreement.

          "Secured Parties":  the Collateral Agent, the Administrative Agent,
           ---------------
     the Lenders, each Person that provides any Refinancing Indebtedness, Ordinary Course Letter of Credit Indebtedness, DSR Letter of Credit Indebtedness, Additional Indebtedness or Swap Indebtedness and each Person that serves as indenture trustee, collateral agent, lenders' representative or in any similar capacity for Persons that provide any Senior Debt.

          "Securities Act":  the Securities Act of 1933, as amended.
           --------------

          "Security Deposit Agreement":  the Security Deposit Agreement, dated
           --------------------------
     as of March 18, 1999, among the Loan Parties and the Collateral Agent.

               "Security Documents":  (a) this Agreement, the Mortgage and
                ------------------
     Security Agreement, the Security Deposit Agreement, the Intercompany Loan Subordination Agreement and the Collateral Agency and Intercreditor Agreement and (b) the EME Credit Support Guarantee and any other agreement or instrument hereafter entered into by the Borrower or any other Person which guarantees or secures payment of any Senior Debt.

          "Senior Debt":  the Loans, any Refinancing Indebtedness, any Ordinary
           -----------
Course Letter of Credit Indebtedness, any DSR Letter of Credit Indebtedness, any Additional Indebtedness and any Swap Indebtedness.

          "Swap Indebtedness":  as defined in the recitals.
           -----------------                      --------

          1.2  Other Definitional Provisions.  (a)  The words "hereof", "herein"
               -----------------------------
and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, appendix and exhibit references are to this Agreement unless otherwise specified.

          (b) Each reference in this Agreement to a Financing Document or other agreement shall be deemed to refer to such Financing Document or other agreement as the same may be amended, supplemented or otherwise modified from time to time.

          (c) Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such agreement, instrument or document is in effect.

          (d) Each reference in this Agreement to a Person shall be deemed to include such Person's successors and assigns.

          (e) Each reference in this Agreement to a Requirement of Law shall be deemed to refer to such Requirement of Law as the same may be amended, supplemented or otherwise modified from time to time.

          (f) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                             SECTION 2.  GUARANTEE

          2.1  Guarantee.  (a)  Each of the Guarantors hereby, jointly and
               ---------
severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (b) Anything in any Financing Document to the contrary notwithstanding, the maximum liability of each Guarantor under the Financing Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section
                                                                         -------
2.2).
---

          (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or
                                                            ---------
affecting the rights and remedies of the Collateral Agent or any Secured Party hereunder.

          (d)  The guarantee contained in this Section 2 shall remain in full
                                               ---------
force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been
                                                ---------
satisfied by payment in full and the Commitments shall have been terminated.

          (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent or any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full and the Commitments are terminated.

          2.2  Right of Contribution.  Each Guarantor hereby agrees that to the
               ---------------------
extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of
                                                -----------
this Section 2.2 shall in no respect limit the obligations and liabilities of
     -----------
any Guarantor to the Collateral Agent and the Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

          2.3  No Subrogation.  Notwithstanding any payment made by any
               --------------
Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Agent or any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent and the Secured Parties by the Borrower on account of the Borrower Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

          2.4  Amendments, etc. with respect to the Borrower Obligations.  Each
               ---------------------------------------------------------
Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent or any Secured Party may be rescinded by the Collateral Agent or such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any Secured Party, and the Financing Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or
                                                                    ---------
any property subject thereto.

          2.5  Guarantee Absolute and Unconditional.  Each Guarantor waives any
               ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent or any Secured Party upon the guarantee contained in this Section 2 or
                                                          ---------
acceptance of the guarantee contained in this Section 2; the Borrower
                                              ---------
Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the
                                     ---------
Borrower and any of the Guarantors, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment,
                  ---------
protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations.
Each Guarantor understands and agrees that the guarantee contained in this
Section 2 shall be construed as a continuing, absolute and unconditional
---------
guarantee of payment without regard to (a) the validity or enforceability of any Financing Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Collateral Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section
                                                                        -------
2, in bankruptcy or in any other instance.  When making any demand hereunder or
-
otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          2.6  Reinstatement.  The guarantee contained in this Section 2 shall
               -------------                                   ---------
continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any

Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7  Payments.  Each Guarantor hereby guarantees that payments
               --------
hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars at the office of the Collateral Agent for deposit in the "Homer City Revenue Account", account no. 09039700, or to such other place as the Collateral Agent may specify in writing.

                     SECTION 3.  GRANT OF SECURITY INTEREST

          (a) Each Grantor (other than Edison Mission Energy) hereby pledges and grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and
 ----------
performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

          (i)    all Accounts;

          (ii)   all Chattel Paper;

          (iii)  all Contracts;

          (iv)   all Deposit Accounts;

          (v)    all Documents;

          (vi)   all Equipment;

          (vii)  all General Intangibles;

          (viii) all Instruments;

          (ix)   all Inventory;

          (x)    all Investment Property;

          (xi)   all other property not otherwise described above;

          (xii)  all books and records pertaining to the Collateral; and

          (xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

          (b) Edison Mission Energy hereby pledges and grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all shares of Capital Stock of the Borrower, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) by the Borrower of all Borrower Obligations.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES

          Each Grantor hereby represents and warrants, with respect to itself and its Collateral, to the Collateral Agent and each Secured Party that:

          4.1  Title; No Other Liens.  Except for the security interest granted
               ---------------------
to the Collateral Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Financing Documents, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or as are permitted by the Financing Documents.

          4.2  Perfected First Priority Liens.  The security interests granted
               ------------------------------
pursuant to this Agreement upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents
             ----------
referred to on said Schedule, have been delivered to the Collateral Agent in
                    --------
completed and duly executed form) will (a) constitute valid and enforceable perfected security interests in all of the Collateral in favor of the Collateral Agent as collateral security for such Grantor's Obligations to the extent that a security interest may be perfected by filing and/or the other actions specified on Schedule 3, and (b) are prior to all other Liens on the Collateral in
   ----------
existence on the date hereof except for Liens permitted by the Financing Documents and which have priority over the Liens on the Collateral by operation of law.

          4.3  Chief Executive Office.  On the date hereof, such Grantor's
               ----------------------
jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.
                                                  ----------

          4.4  Inventory and Equipment.  On the date hereof, the Inventory and
               -----------------------
the Equipment (other than mobile goods) are kept at the locations listed on
Schedule 5.
----------

          4.5  Investment Property.  (a)  The shares of Pledged Stock pledged by
               -------------------
such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor.

                                                                              13
          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (c) The Pledged Interests pledged by such Grantor hereunder constitute all the issued and outstanding partnership or other equity interests owned by such Grantor.

          (d) All the Pledged Interests pledged by such Grantor have been duly and validly issued.

          (e) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

          4.6  Receivables.  (a) No amount payable to such Grantor under or in
               -----------
connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

          (b)  Except as otherwise disclosed on Schedule 6, none of the obligors
                                                ----------
on any Receivables is a Governmental Authority.

          4.7  Contracts.  (a)  No consent of any party (other than such
               ---------
Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

          (b) Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts to which such Grantor is a party is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (c) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (d) No amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

          (e)  Except as otherwise disclosed on Schedule 6, none of the parties
                                                ----------
to any Contract is a Governmental Authority.

                             SECTION 5.  COVENANTS

          Each Grantor covenants and agrees with the Collateral Agent and the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full and the Commitments shall have terminated:

          5.1  Delivery of Instruments, Certificated Securities and Chattel
               ------------------------------------------------------------
Paper.  If any amount payable under or in connection with any of the Collateral
-----
shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

          5.2  Maintenance of Perfected Security Interest; Further
               ---------------------------------------------------
Documentation.  (a)  Such Grantor shall take any and all actions that may be
-------------
necessary or, in the reasonable discretion of the Collateral Agent, prudent to maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend
                                                   -----------
such security interest against the claims and demands of all Persons whomsoever.

          (b) Such Grantor will furnish to the Collateral Agent and the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection therewith as the Collateral Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

          5.3  Changes in Locations, Name, etc.  Such Grantor will not, except
               -------------------------------
upon 30 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of (a) all additional executed financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location
                                    ----------
at which Inventory or Equipment shall be kept:

          (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5 (other than temporary transfers of
                           ----------
immaterial amounts of

     Inventory and Equipment for periods not exceeding three months for the limited purpose of repair in the ordinary course of business);

          (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in
     Section 4.3; or
     -----------

          (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become misleading.

          5.4  Notices.  Such Grantor will advise the Collateral Agent promptly,
               -------
in reasonable detail, of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Financing Documents) on any of the Collateral which could reasonably be expected to have a material adverse effect on the ability of the Collateral Agent to exercise any of its remedies hereunder; and

          (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          5.5  Investment Property.  (a)  If such Grantor shall become entitled
               -------------------
to receive or shall receive any certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock in any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock or Pledged Interests, as the case may be, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent and the Secured Parties, hold the same in trust for the Collateral Agent and the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power or power of transfer, as the case may be, covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock, partnership interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof, except pursuant to a transaction expressly permitted by the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with
                                                            --------------
respect to the Investment Property issued by it and (iii) the terms of Sections
                                                                       --------
6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions
------     ---                    ------- --------
that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the
                                       --------------    ---
Investment Property issued by it.

                        SECTION 6.  REMEDIAL PROVISIONS

          6.1  Certain Matters Relating to Receivables.  (a)  The Collateral
               ---------------------------------------
Agent hereby authorizes each Grantor to collect such Grantor's Receivables and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business
Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (b) At the Collateral Agent's request, at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables.

          6.2  Communications with Obligors; Grantors Remain Liable.   (a)  The
               ----------------------------------------------------
Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

          (b) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          6.3  Investment Property.  (a)  Unless an Event of Default shall have
               -------------------
occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted
                                 --------------
to receive all cash dividends paid in respect of the Pledged Stock, all cash distributions paid in respect of the Pledged Interests and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement (and the Indenture, if any Securities have been issued), and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that no vote shall be cast or
                         --------  -------
corporate right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of any Financing Document.

          (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the

Collateral Agent shall have the right to receive any and all cash dividends, distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Collateral Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders or partners of the relevant Issuer or Issuers or otherwise and
(y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or partnership structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          6.4  Proceeds to be Turned Over To Collateral Agent.  In addition to
               ----------------------------------------------
the rights of the Collateral Agent specified in Section 6.1 with respect to
                                                -----------
payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.
   -----------

          6.5  Application of Proceeds.  If an Event of Default shall have
               -----------------------
occurred and be continuing, at any time thereafter at the Collateral Agent's election, the Collateral Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in accordance with the Collateral Agency and Intercreditor Agreement, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          6.6  Code and Other Remedies.  If an Event of Default shall occur and
               -----------------------
be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs
                             -----------
and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          6.7  Pledged Stock and Pledged Interests.  (a)  Each Grantor
               -----------------------------------
recognizes that the Collateral Agent may be compelled to resort to one or more private sales of the Pledged Stock or Pledged Interest to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock or Pledged Interest, as the case may be, for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (b) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock or Pledged Interest, as the case may be, pursuant to this Section 6.7 valid and binding and in compliance with any and
                 -----------
all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause
                                                 -----------
irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such
                  -----------
Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Financing Documents.

          6.8  Waiver; Deficiency.  Each Grantor waives and agrees not to assert
               ------------------
any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency.

                        SECTION 7.  THE COLLATERAL AGENT

          7.1  Collateral Agent's Appointment as Attorney-in-Fact, etc.  (a)
               --------------------------------------------------------
Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

          (ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iii)  execute, in connection with any sale provided for in Section
                                                                      -------
     6.6 or 6.7, any indorsements, assignments or other instruments of
     ---    ---
     conveyance or transfer with respect to the Collateral; and

          (iv) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          Anything in this Section 7.1(a) to the contrary notwithstanding, the
                           --------------
Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall
                              --------------
have occurred and be continuing.

          (b) If an Event of Default shall have occurred and be continuing, if any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest
                                       -----------
thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Base Rate Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          7.2  Duty of Collateral Agent.  The Collateral Agent's sole duty with
               ------------------------
respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it with the same degree of care as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for (i) their own gross negligence or willful misconduct or (ii) breach of their obligations under this Agreement.

          7.3  Execution of Financing Statements.  Pursuant to Section 9-402 of
               ---------------------------------
the New York UCC and any other applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          7.4  Authority of Collateral Agent.  Each Grantor and each Secured
               -----------------------------
Party by accepting the benefits of this Agreement acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Financing Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                           SECTION 8.  MISCELLANEOUS

          8.1  Amendments in Writing.  None of the terms or provisions of this
               ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except in writing and in accordance with the Collateral Agency and Intercreditor Agreement.

          8.2  Notices.  All notices and other communications to any party
               -------
hereto shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on
Schedule 1 or at such other address or facsimile number as may be designated by such party in a notice to the other parties.

          8.3  No Waiver by Course of Conduct; Cumulative Remedies.  Neither the
               ---------------------------------------------------
Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be
                       -----------
deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          8.4  Enforcement Expenses; Indemnification.  (a)  Each Guarantor
               -------------------------------------
agrees to pay or reimburse each Secured Party and the Collateral Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights
                       ---------
under the Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Secured Party and of counsel to the Collateral Agent.

          (b) Each Guarantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) Each Guarantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 11.4 of the Credit Agreement.

          (d)  The agreements in this Section 8.4 shall survive repayment of the
                                      -----------
Obligations and all other amounts payable under the Loan Documents.

          8.5  Successors and Assigns.  This Agreement shall be binding upon the
               ----------------------
successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or
--------
obligations under this Agreement without the prior written consent of the Collateral Agent.

          8.6  Set-Off.  Each Grantor hereby irrevocably authorizes the
               -------
Collateral Agent and each Secured Party at any time and from time to time (i) upon the occurrence of an Event of Default of the kind described in clauses (a) or (b) of Section 9.1.6 of the Credit Agreement, (ii) upon the occurrence of any Default of the kind described in clauses (c) or (d) of Section 9.1.6 of the Credit Agreement with respect to the Borrower, or (iii) upon the occurrence and continuance beyond the applicable grace period, if any, of any other Event of Default and with the consent of the Required Secured Parties, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Collateral Agent or such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Collateral Agent or such Secured Party hereunder and claims of every nature and description of the Collateral Agent or such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Financing Document or otherwise, as the Collateral Agent or such Secured Party may elect, whether or not the Collateral Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent and each Secured Party shall notify such Grantor promptly of any such set-off and the application made by the Collateral Agent or such Secured Party of the proceeds thereof, provided that the failure
                                                     --------
to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and each Secured Party under this Section 8.6 are in addition to other rights and remedies (including,
     -----------
without limitation, other rights of set-off) which the Collateral Agent or such Secured Party may have.

          8.7  Counterparts.  This Agreement may be executed by one or more of
               ------------
the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8  Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9  Section Headings.  The Section headings used in this Agreement
               ----------------
are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10  Integration.  The Security Documents represent the agreement of
                -----------
the Grantors, the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to in the Security Documents. The Security Documents supersede any and all prior agreements and understandings, oral or written, relative or with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Security Documents.

          8.11  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8.12  Submission To Jurisdiction; Waivers.  Each Grantor (and, with
                -----------------------------------
respect to paragraph (e) below only, the Collateral Agent and each of the Secured Parties) hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to the Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address
                                           -----------
     of which the Collateral Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.13  Acknowledgements.  Each Grantor hereby acknowledges that:
                ----------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of the Security Documents to which it is a party;

          (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with any Security Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created by any Security Document or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

          8.14  Releases.  (a)  At such time as the Obligations shall have been
                --------
paid in full and the Commitments shall have been terminated, the Collateral shall automatically be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement (and the Indenture, if any Securities have been issued), then the Collateral Agent, at the request and reasonable and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and reasonable and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement (and the Indenture, if any Securities have been issued); provided that the Borrower shall
                                                --------
have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Loan Documents.

          8.15  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND
                --------------------
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                    EDISON MISSION HOLDINGS CO., Borrower


                                    By:
                                       -----------------------------------
                                         Name:
                                         Title:


                                    EDISON MISSION FINANCE CO., Guarantor


                                    By:
                                       -----------------------------------
                                         Name:
                                         Title:


                                    HOMER CITY PROPERTY HOLDINGS, INC.,
                                    Guarantor


                                    By:
                                       -----------------------------------
                                         Name:
                                         Title:


                                    CHESTNUT RIDGE ENERGY CO., Guarantor


                                    By:
                                       -----------------------------------
                                         Name:
                                         Title:

                                    MISSION ENERGY WESTSIDE, INC., Guarantor


                                    By: ____________________________________
                                         Name:
                                         Title:


                                    EME HOMER CITY GENERATION L.P.,
                                    Guarantor


                                    By: Mission Energy Westside, Inc., its
                                    General Partner


                                    By:_____________________________________
                                         Name:
                                         Title:


                                    EDISON MISSION ENERGY, Grantor


                                    By: ____________________________________
                                         Name:
                                         Title:


          Acknowledged and Agreed as of the
            date hereof:

          UNITES STATES TRUST COMPANY OF NEW YORK, as Collateral Agent


          By: _____________________________

              Name:
              Title

                                                                      Schedule 1
                                                                      ----------


                                NOTICE ADDRESSES

                                                                      Schedule 2
                                                                      ----------


                      DESCRIPTION OF INVESTMENT PROPERTY


          Pledged Stock:


              Issuer    Class of Stock    Stock Certificate No.    No. of Shares


          Pledged Interests:


              Issuer    Class of Stock    Certificate No.      Amount of
                                                               Interest


          Pledged Notes:
               Issuer    Payee            Date                 Principal
                                                               Amount

                                                                      Schedule 3
                                                                      ----------



                           FILINGS AND OTHER ACTIONS

                     REQUIRED TO PERFECT SECURITY INTERESTS

                        Uniform Commercial Code Filings
                        -------------------------------

         [List each office where a financing statement is to be filed]


                     Actions with respect to Pledged Stock*
                     -------------------------------------

          *If the interest of a Grantor in Pledged Stock appears on the books of a financial intermediary, a control agreement as described in Section 8-106 of the New York UCC will be required.

                                                                      Schedule 4
                                                                      ----------



      LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


                    Grantor          Location
                    -------          --------

                                                                      Schedule 5
                                                                      ----------



                      LOCATION OF INVENTORY AND EQUIPMENT


                    Grantor          Locations
                    -------          ---------

                                                                      Schedule 6
                                                                      ----------



                               CERTAIN CONTRACTS